UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 5)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2018

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☒

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), on July 18, 2018 (the “Original Form 8-K”), on July 12, 2018, the Partnership  completed its previously announced acquisition (the “Acquisition”) of the equity interests in certain subsidiaries owned by Haymaker Minerals & Royalties, LLC (“Haymaker Minerals”) and Haymaker Properties, L.P. (“Haymaker Properties”).

On July 27, 2018, the Partnership filed an amendment (“Amendment No. 1”) to the Original Form 8-K to provide the historical financial statements of Haymaker Minerals and Haymaker Properties and the pro forma financial information of the Partnership giving effect to the Acquisition, as required by Item 9.01 of Form 8-K.  On September 10, 2018, the Partnership filed an amendment (“Amendment No. 2”) to provide additional historical and pro forma information, through the quarter ended June 30, 2018, of Haymaker Minerals, Haymaker Properties and the Partnership (as applicable). On September 19, 2018, the Partnership filed an amendment (“Amendment No. 3”) to provide revised pro forma financial information, through the quarter ended June 30, 2018, of the Partnership, which reflected a correction to the pro forma reclassification of certain pro forma balance sheet items, including the reclassification of deposits on oil and natural gas properties and other assets. The pro forma information filed in Amendment No. 3 superseded the pro forma information previously filed in Amendment No. 2. On January 28, 2019, the Partnership filed an amendment (“Amendment No. 4”) to provide additional pro forma information, through the quarter ended September 30, 2018, of the Partnership pursuant to the applicable requirements of Rule 11-02 of Regulation S-X. The pro forma information that was previously filed by the Partnership in Amendment No. 1 and Amendment No. 3 was unchanged.

This amendment is filed to provide additional pro forma information, through the year ended December 31, 2018, of the Partnership pursuant to the applicable requirements of Rule 11-02 of Regulation S-X. The pro forma information that was previously filed by the Partnership in Amendment No. 1, Amendment No. 3 and Amendment No. 4 is unchanged.

Item 9.01.                                        Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, which gives effect to the Acquisition, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits.

Number	Description
99.1	Unaudited pro forma condensed combined statement of operations of Kimbell Royalty Partners, LP for the year ended December 31, 2018

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: March 12, 2019

2